UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2023

DP Cap Acquisition Corp I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41041	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

341 Newbury Street 6th Floor Boston, MA	02115
(Address of principal executive offices)	(Zip Code)

(617) 874-5152
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	DPCSU	The Nasdaq Global Market
Class A ordinary shares, $0.0001 par value,	DPCS	The Nasdaq Global Market
Redeemable public warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DPCSW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Extension Approval

As previously disclosed, on May 10, 2023, DP Cap Acquisition Corp I, a Cayman Islands exempted company (the “Company”) held an extraordinary general meeting of shareholders, at which the Company’s shareholders approved, by special resolution, the proposal to amend and restate the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must (1) consummate an initial business combination, (2) cease all operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the Class A ordinary shares, par value $0.0001 per share, included as part of the units sold in its initial public offering from May 12, 2023 to November 12, 2023 (the “Extended Date”) and to allow the board of directors of the Company (the “Board”), without another shareholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to three times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to February 12, 2024.

On November 8, 2023, the Board approved the extension of the date by which the Company is required to complete an initial business combination until December 12, 2023 (the “Optional Extension”). This Current Report on Form 8-K constitutes notice to shareholders of the Board’s approval of the Optional Extension.

Liquidation of Investment Held in the Trust Account Into Cash Held in an Interest-Bearing Demand Deposit Account

In order to mitigate the potential risks of being deemed to have been operating as an unregistered investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Company has determined to instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account of the Company (the “Trust Account”), to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account on November 8, 2023 and to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of consummation of the Company’s initial business combination or liquidation. Interest on such demand deposit account is variable and therefore such rate of interest may decrease or increase significantly. As a result, following such liquidation, the Company may receive less interest on the funds held in the Trust Account, which would reduce the dollar amount public shareholders would receive upon any redemption or liquidation of the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “may,” “will,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook”, “potentially,” “preliminary” and the negative of these terms and words of similar meaning are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. All statements contained in this Current Report on Form 8-K other than statements of historical fact should be considered forward-looking statements, including without limitation, statement regarding interest rates and their impact on the Company’s cash held in the Trust Account. Actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are subject to a number of important factors that could cause actual results to differ materially from those in the forward-looking statements, including the risks, uncertainties and assumptions described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by the Company’s other filings with the Securities and Exchange Commission. Any forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2023

DP CAP ACQUISITION CORP I

By:	/s/ Scott Savitz
Name:	Scott Savitz
Title:	Chief Executive Officer

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